EXHIBIT 10.6

POST CLOSING AGREEMENT Hardinge Holdings GmbH

THIS POST-CLOSING AGREEMENT (“Agreement”) is made as of March 16, 2009, by and between HARDINGE INC., a New York corporation having an address of One Hardinge Drive, Elmira, New York 14902 (“Borrower”), HARDINGE TECHNOLOGY SYSTEMS, INC., a New York corporation having an address of One Hardinge Drive, Elmira, New York 14902 (“Guarantor”), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with banking offices at One M&T Plaza, Buffalo, New York 14240, Attention: Office of General Counsel (“Lender”).

Pursuant to the terms of a certain commitment letter dated March 13, 2009 (“Commitment Letter”), Lender agreed to make a loan to Borrower in the amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the “Loan”).  The Loan will be evidenced by a note in the total principal amount of $10,000,000.00 by Borrower to the order of Lender (the “Note”).  The Note is secured by, among other things, a Credit Agreement, a Guaranty, a Negative Pledge Agreement, and a General Security Agreement, all of even date herewith (collectively with the Note, the “Loan Documents”).

A.          Borrower acknowledges that as part of the consideration for the Loan, Lender is to receive a pledge of 2/3rds of the stock of Hardinge Holdings GmbH, a foreign subsidiary of Borrower (the “Holding Co.”) (the “Pledge”).  It is the understanding of the parties hereto that all of the stock in Borrower’s foreign subsidiaries is currently held by Holding Co.

B.           Borrower and Guarantor acknowledge that Lender and its counsel have requested certain due diligence items in preparation for the Loan as set forth on Exhibit A hereto and that not all of the items have been provided as of the closing date.

C.           Borrower acknowledges and agrees that Lender will not make the Loan in the absence of this Agreement.

NOW, THEREFORE, for and in consideration of Lender making the Loan to Borrower and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.              The above recitals are true and correct and are incorporated herein by reference.

2.             Borrower and Guarantor acknowledge and agree to provide any and all items on Exhibit A that have not been provided to Lender or Lender’s counsel prior to the closing date.  Such items shall be delivered within fifteen (15) days of the date hereof.  In addition, Borrower and Guarantor acknowledge and agree to provide any additional information and documentation that Lender may reasonably request in connection with the Loan and the subsequent Pledge.

3.              Pledge.  Borrower acknowledges that it owns 100% of the stock of Holding Co.  which holds all of the foreign stock of the foreign subsidiaries of Borrower.  Borrower acknowledges and agrees that in consideration for the Loan, it agrees to execute within fifteen (15) days of the date hereof, a Pledge Agreement pledging 2/3rds of its stock in Holding Co. along with any and all other documents needed to effectuate the Pledge.  Borrower further agrees that it shall provide and cause Holding Co. to provide all of the documentation pertaining to the formation, authority, stock holdings, etc. of Holding Co. as is required by Lender, in its reasonable judgment.  Borrower further agrees that if Lender or Lender’s counsel shall deem it necessary, Borrower shall cause Holding Co. to execute any and all documents necessary to effectuate the Pledge.  Borrower agrees to obtain an opinion letter from New York counsel in substantially the form attached hereto as Exhibit B regarding the authority and enforcement of the Pledge by Borrower.  Borrower shall obtain legal counsel in the foreign country or organization for Holding Co. to opine as to authority and enforceability of a Pledge by Holding Co. relative to the foreign stock or assets of Holding Co.

4.              It is understood and agreed to by the parties hereto that the current stock certificates that Borrower is required to deliver to Lender are being held by JPMorgan Chase Bank in connection with the prior financing.  Borrower acknowledges and agrees that if it is unable to provide the certificates prior to or at the time of closing, it shall deliver those certificates immediately upon the release thereof by JPMorgan Chase Bank and within fifteen (15) days of the date hereof.

5.              Borrower shall pay any and all expenses related to any post-closing items contained in this Agreement, including, but not limited to, expenses incurred in complying with Paragraph 3 herein and any Lender’s counsel fees for services rendered in connection with this Agreement incurred after March 17, 2009.

6.              Event of Default.  Borrower’s and Guarantor’s failure to perform their obligations by the dates stated herein shall be an Event of Default under the Loan Documents.

IN WITNESS WHEREOF, the parties below have entered into this Agreement as of the day and year first above written.

BORROWER:

HARDINGE INC.

By:	/S/ EDWARD J. GAIO
Name: Edward J. Gaio
Title: Chief Financial Officer

GUARANTOR:

HARDINGE TECHNOLOGY SYSTEMS, INC.

By:	/S/ RICHARD L. SIMONS
Name: Richard L. Simons
Title: President

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/S/ SUSAN A. BURTIS
Name: Susan A. Burtis
Title: Vice President

EXHIBIT A – LIST OF REQUIREMENTS

EXHIBIT A-1: REQUEST FOR INFORMATION SHEET

EXHIBIT A-2: CLOSING CHECKLIST

EXHIBIT A-1: REQUEST FOR INFORMATION SHEET

HARDINGE INC.

1.             The following information as to the Borrower – Hardinge Inc.:

A.           Full and proper name of Borrower and State of Formation

B.             Address of Borrower

C.             Federal Identification Number

D.            Copy of Certificate of Incorporation and filing receipt, along with any amendments thereto

E.              Copy of By-laws, along with any amendments thereto

F.              Long Form Certificate of Good Standing, dated within (60) days of closing

G.             Franchise tax search, dated within (60) days of closing

H.            Name and title of person who will be executing bank documents

I.                 Name and title of second person to sign authorization for person in (H) above to sign documents

J.                The following searches against Borrower:

• Bankruptcy search

• Judgment search

• Lien search

• UCC Search – in the State where entity was formed

K.            SEC filing

L.              Copies of all financing documents including loan payoff

M.         Information as to whether publicly traded

N.            Security Agreement Questionnaire

2.             The following information as to: all material direct and indirect subsidiaries that are Guarantors or are pledging stock as collateral for the loan

A.         Full and proper name

B.             Jurisdiction of Formation

C.             Address

D.            Identification Number

E.              Copy of Articles of Organization or applicable organizational document and filing receipt, and any amendments thereto

F.              Copy of operational documents, and any amendments thereto

G.             Long Form Certificate of Good Standing (showing Proof of Publication where required), dated within sixty (60) days of closing

H.            Name and title of person who will be executing documents

I                    Name and title of second person to sign authorization for person in (H) above to sign documents

J.                The following searches (as applicable):

• Bankruptcy search

• Judgment search

• Lien search

• Franchise Tax Search

L.              SEC filings or any similar filings in any other jurisdictions, if applicable

M.         Information as to whether or not stock is publicly traded

N.            For Guarantors:  List of all shareholders, the amount of voting shares they own and the total amount of outstanding shares of voting stock

3.              The following information as to the property or properties known as the Company’s headquarters located at One Hardridge Drive, Elmira, Chemung County, New York:

A.                                                                             Information regarding Owner and Proof of Ownership;

B.                                                                             Title Search;

C.                                                                             Tax Map Identification Number;

D.                                                                            Copy of Negative Pledge Agreement from previous financing;

E.                                                                              Information as to any tenants and copies of any leases.

4.              HAZARD AND LIABILITY INSURANCE - requirements:

A.           Hazard Insurance:  Evidence of Commercial Property Insurance on the Acord 28 Form

• Note:  Must be on the 2003 version of that certificate or must state in the fine print at the top of the form:  “THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY”

• If this is not possible, we will need an Insurance Binder

B.             Liability Insurance:  Certificate of Insurance on ACORD 25-S Form

• Note:  Must be on a version of that certificate that states in the fine print at the top of the form:  “THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY”

• If this is not possible, we will need an Insurance Binder along with the Certificate of Insurance

C.             Both Certificates must list Borrower as the insured

D.            The amount of Hazard Insurance coverage must be for at least the amount of the loan

E.              Both Certificates must list correct property address(es)

F.              Both Certificates must contain a 30 day cancellation notice

• Note:  Must read as follows:  “SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST INDENTIFIED BELOW THIRTY (30) DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS AS REQUIRED BY LAW.”

G.             Bank to be listed on the Hazard Insurance as “Loss Payee”

H.            Bank to be listed on the Liability Insurance as “Additional Insured”

I.                 Bank name/address to be set forth as follows:

Manufacturers and Traders Trust Company

Its Successors and/or Assigns

M&T Center, One Fountain Plaza, 9th Floor

Buffalo, New York 14203-1495

5.              Attorney Opinion Letter required – we will send you our required form after due diligence items are received and loan documents are finalized

6.              The following information regarding the Marketable Securities to be collateralized:

A.           Copies of Certificates to be pledged as marketable securities

7.              Please note that more information and documentation may be required once the details of the transaction are clarified and this Request for Information is subject to change accordingly and is also subject to review by our client.

EXHIBIT A-2: CLOSING CHECKLIST

CLOSING CHECKLIST

Borrower:	Hardinge Inc.
Type of Entity:	New York corporation
Address:	One Hardinge Drive, Elmira, New York 14902
Federal I.D. #:	16-0470200

Corporate Guarantor:	Hardinge Technology Systems, Inc.
Type of Entity:	New York corporation
Address:	One Hardinge Drive, Elmira, New York 14902
Federal I.D.#:	16-1326427

Lender:	Manufacturers and Traders Trust Company (“Lender”)

Property:	One Hardinge Drive, Town of Horseheads/City of Elmira, Chemung County, NY
Tax Map No. 69.09-4-62

Borrower’s Attorney:	Phillips Lytle LLP - Raymond H. Seitz, Esq. & David J. Murray (“Borrower”)
Lender’s Attorney:	Coughlin & Gerhart – Mark S. Gorgos (“C&G”)
Loan Officer:	Susan A. Burtis

Amount/Type of Loan:	$10,000,000.00 Term Loan

Closing Date:	March 16, 2009

	Document	Responsible Party	Req’d	Rec’d	Comments

1.	Original Executed Commitment Letter/CLB	Lender	X

2.	LIBOR Term Note - $10,000,000.00	C&G	X

3.	Credit Agreement	C&G	X

4.	Negative Pledge Agreement	C&G	X

5.	General Security Agreement	C&G	X

6.	Stock Pledge Agreement(s) (pledging 2/3rds of foreign stock)	C&G	X		Post-Closing Item

7.	Trading Rider (if necessary)	C&G	X		Post-Closing Item

8.	Irrevocable Stock Power (if necessary)	C&G	X		Post-Closing Item

9.	Federal Reserve Form U-1 (if necessary)	C&G	X		Post-Closing Item

	Document	Responsible Party	Req’d	Rec’d	Comments

10.	Post-Closing Agreement	C&G	X

11.	UCC-1 – General Security Agreement (NYS)	C&G	X

12.	UCC-3 Termination (JPMorgan Chase)	Borrower	X

13.	Error and Omissions Compliance Affidavit	C&G	X

14.	TIN Certification	C&G	X

15.	Company General Certificate with Borrowing Resolution	C&G	X

16.	Corporate Guaranty – Hardinge Technology Systems, Inc.	C&G	X

17.	Company General Certificate – Hardinge Technology Systems, Inc.	C&G	X

18.	Resolution to Guaranty	C&G	X

19.	Consent of Shareholders to Guaranty	C&G	X

20.	Disbursement Closing Statement	C&G	X

21.	JPMorgan Chase Credit Agreement	Borrower	X

22.	Payoff statement for JPMorgan Chase loan	Borrower	X

23.	Updated Title Search and underlying documents – One Hardinge Drive, Elmira, New York • Proof of Ownership • Title Search • Tax Map Identification Number • Tenancies	Borrower	X

24.	Tax Receipts (One Hardinge Drive, Elmira, New York)	Borrower	X

25.	Corporate Documents – Borrower (formation and authority)	Borrower	X

26.	UCC Search – Borrower	Borrower	X

27.	Bankruptcy Search – Borrower	Borrower	X

28.	Judgment Search – Borrower	Borrower	X

	Document	Responsible Party	Req’d	Rec’d	Comments

29.	Lien Search – Borrower	Borrower	X

30.	Franchise Tax Search – Borrower	Borrower	X

31.	SEC filing – Borrower	Borrower	X

32.	Security Agreement Questionnaire to be filled out and returned by Borrower	C&G	X

33.	Stock Detail – Borrower (including whether or not publicly traded and information of stock detail for foreign subsidiaries and Borrower’s holdings therein)	Borrower	X

34.	Copies of Certificates to be pledged as marketable securities	Borrower	X

35.	Corporate Documents – Hardinge Technology Systems, Inc. (formation and authority)	Borrower	X

36.	Corporate Documents – Hardinge Holdings Co., Gmbh (formation and authority)	Borrower	X

37.	Stock Detail – Hardinge Holdings Co., Gmbh (including whether or not publicly traded on any exchange and information of stock detail for foreign subsidiaries)	Borrower	X		Post-Closing Item

38.	SEC filings or similar filings in jurisdiction of formation for Hardinge Holdings Co., Gmbh	Borrower	X		Post-Closing Item

39.	Certificates of Insurance • Liability • Property /Builders Risk	Borrower	X

40.	Opinion Letter as of closing (New York counsel)	Borrower	X

41.	Opinion Letter regarding Stock Pledge (New York counsel)	Borrower	X		Post-Closing Item

42.	Opinion Letter regarding Stock Pledge (foreign counsel for Hardinge Holdings Co. Gmbh)	Borrower	X		Post-Closing Item

43.	Wire Authorization Form	Lender	X

EXHIBIT B – FORM OF OPINION LETTER